                                 EXHIBIT 10.6

-----------------------------------------------------------------------------------------------------------------------
NBG BANCORP, INC.                            GEORGIA FIRST BANK, N.A.                   ACCOUNT #: 165161
1051 RIDGE POINTE                            3200 PEACHTREE INDUSTRIAL BLVD.            Loan Number 866540
ATHENS, GA.  30606                           DULUTH, GA 30096                                      -----------------
                                                                                        Date: NOVEMBER 25, 1999
                                                                                        Maturity Date: MAY 23, 2000
                                                                                        Loan Amount: $250,150.00
  BORROWER'S NAME AND ADDRESS                     LENDER'S NAME AND ADDRESS             Renewal Of _________________
  "I" includes each borrower above, joint      "You" means the lender, its successors   OPR CODES:  N/01/510/3/290
              and severally.                               and assigns.
-----------------------------------------------------------------------------------------------------------------------

For value received, I promised to pay to you, or your order, at your address listed above the PRINCIPAL sum of TWO HUNDRED FIFTY THOUSAND ONE HUNDRED FIFTY
                                  --------------------------------------------
AND NO/100* * * * * * * * * Dollars $250,150.00
---------------------------         -----------
[_] Single Advance: I will receive all of this principal sum on_______________. No additional advances are contemplated under this note.
[X] Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On NOVEMBER 25, 1999 I will receive the
                                           -----------------
amount of $38,150 and future principal advances are contemplated. Conditions:
          -------
The conditions for future advances are THIS IS A MASTER NOTE WHICH CAN BE DRAWN
                                       -----------------------------------------
UPON AND REPAID AT CUSTOMERS REQUEST WITH INTEREST DUE
--------------------------------------------------------------------------------
________________________________________________________________________________

   [X] Open End Credit: You and I agree that I may borrow up to maximum amount of principal more than one time. This feature is subject to all other conditions and expires on MAY 23, 2000
                                  -----------------------------
   [_] Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from

NOVEMBER 25, 1999 at the rate of 7.250% per year until FIRST CHANGE DATE
-----------------                -----                 -----------------------.
[X] Variable Rate: This rate may then change as stated below.
   [X] Index Rate: The future rate will be 1.000% UNDER the following index rate
                                           ------------
   HIGHEST PRIME RATE AS PUBLISHED IN MONEY SECTION OF WALL STREET JOURNAL
   ----------------------------------------------------------------------------
   _____________________________________________________________________________
   [_] No Index: The future rate will not be subject to any internal or external index.  It will be entirely in your control.
   [X] Frequency and Timing: The rate on this note may change as often as MONTHLY. A change in the interest rate will take effect ON THE FIRST DAY OF
                                                           -------------------
   THE MONTH.
   ---------
   [_] Limitations: During the term of this loan, the applicable annual interest rate will not be more________ % or less than______________ %. The rate may not change more_________________ % each___________.

   Effect of Variable Rate: A change in the interest rate will have the following effect on the payments.
   [_] The same amount of each scheduled payment will change.[_] The amount of the final payment will change

   [X] THE AMOUNT DUE AT MATURITY WILL CHANGE.
       ---------------------------------------------------------------
ACCRUAL METHOD: Interest will be calculated on a ACTUAL/360 basis.
                                                 ----------

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
   [_] on the same fixed or variable rate basis in effect before maturity (as indicated above).
   [X]  at a rate equal to GEORGIA FIRST BANK PRIME RATE PLUS FOUR PERCENT
                           -----------------------------------------------
(4.00%).
-------
[X] LATE CHARGE: If a payment is made more than 10 days after it is due, I
                                                --
     agree to pay a late  charge of 5.000% OF THE LATE PAYMENT WITH A MINIMUM
                                    -------------------------------------------
     OF $50.00 AND A MAXIMUM OF $250.00.
     ----------------------------------

[X] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [_] are [_] are not included in the principal amount above:
     LOAN FEE $150.00.
     ----------------
PAYMENTS: I agree to pay this note as follows:
   [X] Interest: I agree to pay accrued interest AT MATURITY.
                                                 -----------
   [X] Principal: I agree to pay the principal MAY 23, 2000
                                               ------------
       _______________________________________________________________________

   [_] Installments: I agree to pay this note in _______________payments. The first payment will be in the amount of $ ______________________ and will be due ________________. A payment of $ __________________ will be due thereafter. The final payment of the entire unpaid balance of principal and interest will be due______________________________________________.

   [_] If checked, and this loan is secured by a first lien on real estate, then any accrued interest not paid when due (whether due by reason of a schedule of payments or due because of lender's demand) will become part of the principal thereafter, and will bear interest at the interest rate in effect from time to time as provided in this agreement.

     ADDITIONAL TERMS:

THIS LOAN IS SECURED BY THE PERSONAL GUARANTEES OF WILLIAM S. HUGGINS, THOMAS Z. LANIER, MICHAEL R. CARSON, ROBERT E. BURTON, MICHAEL S. GAUTREAUX, RONALD LEWIS HILL, HENRY D. JOINER, TED R. RIDLEHUBER, THOMAS WELLS SCOTT, TOMMY E. WARNER, CLAUDE WILLIAMS, JR, JOHN HAROLD BARRETT AND JACK LEE BARTON DATED NOVEMBER 25, 1999 AS REQUIRED BY GEORGIA FIRST BANK, N.A.

_____________________________________
[_] SECURITY: This note is separately      PURPOSE: The purpose of this loan is
secured by (describe separate              BUSINESS: OPERATING LINE OF CREDIT
document by type and date):                ----------------------------------
(This section is for your internal use.    SIGNATURES AND SEALS: IN WITNESS
Failure to list a separate  security       WHEREOF, I HAVE SIGNED MY NAME AND
document  does not  mean the  agreement    AFFIXED MY SEAL ON THIS 25TH DAY OF
will not secure this note.)                                        ----
---------------------------------------
                                           NOVEMBER, 1999. BY DOING SO, I AGREE
                                           ---------
                                           TO THE TERMS OF THIS NOTE (INCLUDING
                                           THOSE ON PAGE 2). I HAVE RECEIVED
                                           A COPY OF TODAY'S DATE.

                                                       NBG BANCORP, INC
                                           -------------------------------------------


X Signature for Lender                     X /s/ William S. Huggins
------------------------------------       ------------------------------------------(Seal)
H. RANDOLPH LEE   EVP/005                  WILLIAM S. HUGGINS, PRESIDENT

____________________________________       __________________________________________(Seal)

                                           __________________________________________(Seal)

DEFINITIONS: As used on page 1, "[X]" means the terms that apply   ACCURAL METHOD: The amount of interest that I will pay on this
to this loan. "I," "me" or "my" means each Borrower who signs      loan will be calculated using the interest rate and accrual
this note and each other person or legal entity (including         method stated on page 1 of this note. For the purpose of interest
guarantors, endorsers, and sureties) who agrees to pay this note   calculation, the accrual method will determine the number of day
(together referred to as "us"). "You" or "your" means the Lender   in a "year." If no accrual method is stated, then you may use any
and its successors and assigns.                                    reasonable accrual method for calculating interest.

APPLICABLE LAW: The law of the state of Georgia will govern this   POST MATURITY RATE: For purposes of deciding when the "Post
note. Any term of this note which is contrary to applicable law    Maturity Rate" (shown on page 1) applies, the term "maturity"
will not be effective, unless the law permits you and me to agree  means the date of the last scheduled payment indicated on page 1 to such a variation. If any provision of this agreement cannot be  of this note or the date you accelerate payment on the note,
enforced according to its terms, this fact will not affect the     whichever is earlier.
enforceability of the remainder of this agreement. No
modification of this agreement may be mad without your express     SINGLE ADVANCE LOANS: If this is a single advance loan, you and I
written consent. Time is of the essence in this agreement.         expect that you will make only one advance of principal. However, you may add other amounts to the principal of you make any
PAYMENTS: Each payment I make on this note will first reduce the   payments described in the "PAYMENTS BY LENDER" paragraph below,
amount I owe you for charges which are neither interest nor        or if we have agreed that accrued interest not paid when due may principal. The remainder of each payment will then reduce accrued  be added to principal.
unpaid interest, and then unpaid principal. If you and I agree to
a different application of payments, we will describe our          MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you
agreement on this note. I may prepay a part of, or the entire      and I expect that you will make more than one advance of
balance of this loan without penalty, unless we specify to the     principal. If this is closed end credit, repaying a part of the
contrary on this note. Any partial prepayment will not excuse or   principal will not entitle me to addition al credit.
reduce any later scheduled payment until this note is paid in
full (unless, when I make the prepayment, you and I agree in       PAYMENTS BY LENDER: If you are authorized to pay, on my behalf,
writing to the contrary).                                          charges I am obligated to pay (such as property insurance
                                                                   premiums), then you may treat those payments made by you as
INTEREST: Interest accrues on the principal remaining unpaid from  advances and add them to the unpaid principal under this note, or
time to time, until paid in full. If I receive the principal in    you may demand immediate payment of the charges.
more than one advance, each advance will start to earn interest
only when I receive the advance. The interest rate in effect on    SET-OFF: I agree that you may set off any amount due and payable
this note at any given time will apply to the entire principal     under this note against any right I have to receive money from
advanced at that time. You and I may provide in this agreement     you.
for accrued interest not paid when due to be added to principal.     "Right to receive money from you" means:
Notwithstanding anything to the contrary. I do not agree to pay         (1) any deposit account balance I have with you
and you do not intent to charge any rate of interest that is            (2) any money owed to me on an item presented to you or in
higher than the maximum rate of interest you could charge under    you possession for collection or exchange; and
applicable law for the extension of credit that is agreed to here       (3) any repurchase agreement or other nondeposit obligation.
(either before or after maturity). If any notice of interest
accrual is sent and is in error, we mutually agree to correct it,    "Any amount due and payable under this note" means the total and if you actually collect more interest than allowed by law and  amount of which you are entitled to demand payment under the
this agreement, you agree to refund it to me.                      terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerated under
INDEX RATE: The index will serve only as a device for setting the  the note.
rate on this note. You do not guarantee by selecting this index,     If my right to receive money from you is also owned by someone
or the margin, that the rate on this note will be the same rate    who has not agreed to pay this note, your right to set off will
you charge on any other loans or class of loans to me or other     apply to may interest in the obligation and to any other amounts
borrowers.                                                         I could withdraw on

my sole request or endorsement. Your right of set off does not       (3) You may demand security, additional security, or additional
apply to an account or other obligation where my rights are only         parties to be obligated to pay this note as a condition for
as a representative. It also does not apply to any Individual            not using any other remedy.
Retirement Account or other tax-deferred retirement account.         (4) You may refuse to make advances to me or allow purchases on
  You will not be liable for the dishonor of any check when the          credit by me.
dishonor occurs because you set off this debt against any of my      (5) You may use any remedy you have under state or federal law.
accounts, I agree to hold you harmless from any such claims
arising as a result of you exercise of you right of set off.       By selecting any one or more of these remedies you do not give up your right to later use any other remedy. By waiving your right
REAL ESTATE OR RESIDENCE SECURITY: If this note is secured by      to declare an event to be a default, you do not waive your right
real estate or a residence that is personal property, the          or later consider the event as a default if it continues or
existence of a default and your remedies for such a default will   happens again.
be determined by applicable law, by the terms of any separate
instrument creating the security interest and, to the extent no    COLLECTION COSTS AND ATTORNEY'S FEES:
prohibited by law and not contrary to the terms of the separate    I agree to pay all costs of collection, replevin or any other
security instrument, by the "Default" and "Remedies" paragraphs    similar type of cost if I am in default. In addition, if you hire
herein.                                                            any attorney to collect this note, I also agree to pay any fee, not to exceed 15 percent of the principal and interest then owed,
DEFAULTS: I will be in default if any one or more of the           you incur with such attorney plus court costs (except where
following occur: (1) I fail to make a payment on time or in the    prohibited by law). To the extent permitted by the United States amount due; (2) I fail to keep the property insured, if required;  Bankruptcy Code, I also agree to pay the reasonable attorney's
(3) I fail to pay, or keep any promise, on any debt or agreement   fees and costs you incur to collect this debt as awarded by any
I have with you: (4) any other creditor of mine attempts to        court exercising jurisdiction under the Bankruptcy Code.
collect any debt I owe him through court proceedings; (4) I die,
am declared incompetent, make an assignment for the benefit of     WAIVER: I give up my rights to require you to do certain things.
creditors, or become insolvent (either because my liabilities      I will not require you to
exceed my assets or I am unable to pay my debts as they become       (1) demand payment of amounts due (presentation);
due); (5) I make any written statement or provide any financial      (2) obtain official certification of nonpayment (protest);
information that is untrue or in accurate at the time it was         (3) give notice that amounts due have not been paid (notice of
provided; (7) I do or fail to do something which causes you to           dishonor),or
believe that you will have difficulty collecting the amount I owe    (4) give me notice prior to seizure of my personal property
you; (8) any collateral securing this note is used in a manner or        when you are seeking to foreclose a secured interest in any
for a purpose which threatens confiscation by a legal authority;         of my personal property used to secure a commercial
(9) I change my name or assume an additional name without first          transaction.
notifying you before making such a change; (10) I fail to plant, cultivate and harvest crops in due season; (11) any loan proceeds  I waive any defenses I have based on suretyship or impairment of
are used for a purpose that will contribute to excessive erosion   collateral.
of highly erodible land or to the conversion of wetlands to
produce an agricultural commodity, as further explained in 7       OBLIGATIONS INDEPENDENT: I understand that I must pay this note
C.F.R. Part 1940, Subpart G, Exhibit M.                            even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You
REMEDIES: I am in default on this note you have, but are not       may sue me alone; or anyone else who is obligated on this note,
limited to, the following remedies:                                or any number of us together, to collect this note. You may do so
  (1) You may demand immediate payment of all I owe you under      without any notice that it has not been paid (notice of
      this note (principal, accrued unpaid interest and other      dishonor). You may without notice release any party to this
      accrued charges).                                            agreement without releasing any other party. If you give up any
  (2) You may set off this debt against any right I have to the    of your rights, with or without notice, it will not affect, my payment of money from you, subject to the terms of the "Set- duty to pay this note, or any portion of the note or debt, from
      Off" paragraph herein.                                       time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my

obligation under this agreement without your prior       NOTICE: Unless otherwise required by law,
written approval.                                        any notice to me shall be given by
                                                         delivering it or my mailing it by first
CREDIT INFORMATION: I agree and authorize                class mail addressed to me at my last known
you to obtain credit information about me                address. My current address is on page 1. I
from time to time (for example, by                       agree to inform you in writing of any
requesting a credit report) and to report                change in my address. I will give any
to others your credit experience with me                 notice to you by mailing it first class to
(such as a credit reporting agency). I                   your address stated on page 1 of this
agree to provide you, upon request,                      agreement, or to any other address that you
financial statements and information I                   have designated.
provide to you are or will be accurate,
correct and complete.

                                Borrower's
  Date of       Principal        Initials        Principal       Principal      Interest Rate      Interest     Interest Paid
 Transaction     Advance      (not required)      Payments        Balance                          Payments        Through:
-----------------------------------------------------------------------------------------------------------------------------
/       /     $                                $               $                             %  $                 /       /
-----------------------------------------------------------------------------------------------------------------------------
/       /     $                                $               $                             %  $                 /       /
-----------------------------------------------------------------------------------------------------------------------------
/       /     $                                $               $                             %  $                 /       /
-----------------------------------------------------------------------------------------------------------------------------
/       /     $                                $               $                             %  $                 /       /
-----------------------------------------------------------------------------------------------------------------------------
/       /     $                                $               $                             %  $                 /       /
-----------------------------------------------------------------------------------------------------------------------------
/       /     $                                $               $                             %  $                 /       /
-----------------------------------------------------------------------------------------------------------------------------
/       /     $                                $               $                             %  $                 /       /
-----------------------------------------------------------------------------------------------------------------------------
/       /     $                                $               $                             %  $                 /       /
-----------------------------------------------------------------------------------------------------------------------------
/       /     $                                $               $                             %  $                 /       /
-----------------------------------------------------------------------------------------------------------------------------
/       /     $                                $               $                             %  $                 /       /
-----------------------------------------------------------------------------------------------------------------------------
/       /     $                                $               $                             %  $                 /       /
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
NBG BANCORP, INC.                  GEORGIA FIRST BANK, N.A.
1051 RIDGE POINTE                  3200 PEACHTREE INDUSTRIAL BLVD.
ATHENS, GA.  30606                 DULUTH, GA 30096
                                                                        Line of Credit No. 866540
                                                                                           -------------
  BORROWER'S NAME AND ADDRESS     LENDER'S NAME AND ADDRESS             Date:  NOVEMBER 25, 1999
  "I" includes each borrower     "You" means the lender, its            Max.   Credit Amt.: $250,150.00
  above, joint and severally.      successors and assigns.              Loan Ref. No.      866540
                                                                                     -------------------
--------------------------------------------------------------------------------------------------------

You have extended to me a line of credit in the
AMOUNT of TWO HUNDRED FIFTY THOUSAND ONE HUNDRED FIFTY AND NO/100 $ 250,150.00
          -------------------------------------------------------   ----------
You will make loans to me from time to time until 4:00 p.m. on
                                                  ---------
MAY 23, 1999. Although the line of credit expires on that date, I will
------------
remain obligated to perform all my duties under this agreement so long as I owe you any money advanced according to the terms of this agreement, as evidenced by any note or notes I have signed promised to repay these amounts.

     This line of credit is an agreement between you and me. It is not intended that any third party receive any benefit from this agreement, whether by direct payment, reliance for future payment or in any other manner. This agreement is not a letter of credit.

1.   AMOUNT:  This line of credit is:

      [X] OBLIGATORY: You may not refuse to make a loan to me under this line of credit unless one of the following occurs:
          a.   I have borrowed the maximum amount available to me;
          b.   This line of credit has expired;
          c. I have defaulted on the note (or notes) which show my indebtedness under this line of credit;
          d. I have violated any term of this line of credit or any note or other agreement entered into a connection with this line of credit;
          e.   _________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________

      [ ] DISCRETIONARY: You may refuse to make a loan to me under this line of credit once the aggregate outstanding advance equal or exceed

           __________   __________

Subject to the obligatory or discretionary limitations above, this line of credit is:

      [X] OPEN-END (Business or Agricultural only): I may borrow up to the maximum amount of principal more than one time.

      [_] CLOSED-END: I may borrow up to the maximum only one time.

2. PROMISSORY NOTE: I will repay any advances made according to this line of credit agreement as set out in the promissory note, I signed on NOVEMBER 25,
1999,                                                           ------------
----

or any note(s) I sign at a later time which represent advances under this agreement. The note(s) set(s) out the terms relating to maturity, interest rate, repayment and advances. If indicated on the promissory note, the advances will be made as follows: UPON BORROWER'S REQUEST AND GEORGIA FIRST BANK, N.A.
                    ----------------------------------------------------
CONCURRENCE.
--------------------------------------------------------------------------------
________________________________________________________________________________
________________________________________________________________________________

3. RELATED DOCUMENTS: I have signed the following documents in with this line of credit and note(s) entered into in accordance with this line of credit:

 [_] security agreement dated          [X] LINE OF CREDIT AGREEMENT 11/25/99
                                           ---------------------------------
 [_] mortgage dated                    [_] _________________________________
 [X] guaranty dated NOVEMBER 25, 1999  [_] _________________________________
                    ----------------

4.   REMEDIES: If I am in default on the note(s) you may:

        (a) take any action as provided in the related documents;
        (b) without notice to me, terminate this line of credit.

            By selecting any of these remedies you do not give up your right to later use any other remedy. By deciding not to use any remedy should I default, you do not waive your right to later consider the event a default, if it happens again.

5. COSTS AND FEES: If you hire an attorney to enforce this agreement I will pay your reasonable attorney's fees, where permitted by law. I will also pay your court costs and costs of collection, where permitted by law.

6. COVENANTS: For as long as this line of credit is in effect or I owe you money or advances made in accordance with the line of credit, I will do the following:
        a. maintain books and records of my operations relating to the need for this line of credit;
        b. permit you or any of your representatives to inspect and/or copy these records;
        c. provide to you any documentation requested by you which support the reason for making any advance under this line of credit;
        d.  permit you to make any advance payable to the sell (or seller and
            me) of any items being purchased with that advance.
        e.  THE MINIMUM DRAW AMOUNT IS $500.00. THE LINE SHALL HAVE A THIRTY
            ----------------------------------------------------------------
            (30) DAY REST PERIOD.
            --------------------

7. NOTICES: All notices or other correspondence with me should be sent to my address stated above. The notice or correspondence shall be effective when deposited in the mail, first class, or delivered to me in person.
8. MISCELLANEOUS: This line of credit may not be changed except by a written agreement signed by you and me. The law of the state in which you are located will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation.

FOR THE LENDER                    SIGNATURES: I AGREE TO THE TERMS OF THIS LINE
                                  OF CREDIT. I HAVE RECEIVED A COPY ON TODAY'S
                                  DATE.

H. RANDOLPH LEE                   NBG BANCORP, INC.
-----------------------------     ---------------------------------------------

Title EVP/S00                     X /s/ William S. Huggins
      -----------------------     ---------------------------------------------
                                  WILLIAM S. HUGGINS, PRESIDENT

                                   GUARANTY

                                          DULUTH       ,    GA
                                    -------------------  ----------
                                         (City)          (State)

                                         NOVEMBER 25, 1999
                                         -----------------

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce GEORGIA FIRST BANK, N.A., 3200 PEACHTREE
                                   ----------------------------------------
INDUSTRIAL BLVD., DULUTH, GA 30096 herein, with its participants, successors and
----------------------------------
assigns, called "Lender"), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of NBG BANCORP,
                                                                   ------------
INC. (herein called "Borrower") or to engage in any other transactions with
----
Borrower, the Undersigned hereby absolutely and unconditionally guarantees to Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows;

     A. If this [X] is checked, the Undersigned guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following:
         PROMISSORY NOTE DATED 11/25/99 I/A/0 $250,150.00
         ------------------------------------------------
         and any extensions, renewals or replacements thereof (hereinafter referred to as the "Indebtedness").

     B. If this is [_] checked, the Undersigned guarantees to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness"). Without limitation, this guaranty includes the following described debt(s): _________________________________________.

     The term "Indebtedness" as used in this guaranty shall not include any obligations entered into between Borrower and Lender after the date hereof (including any extensions, renewals or replacements of such obligations) for which Borrower meets the Lender's standard of creditworthiness based on Borrower's own assets and income without the addition of a guaranty, or for which a guaranty is required but Borrower chooses someone other than the joint Undersigned to guaranty the obligation.

     The Undersigned further acknowledges and agrees with Lender that:

     1. No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.

     2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof. If there be more than one Undersigned, such revocation shall be effective only as to the one so revoking. The death or incompetence of the Undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by Lender and then only as to the decedent or the incompetent and only prospectively, as to future transaction, as herein set forth..

     3. If the Undersigned shall be dissolved shall die, or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of all Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

     4. The liability of the Undersigned hereunder shall be limited to a principal amount of $ UNLIMITED (if unlimited or if no amount is stated, the
                      ---------
Undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply (except the Undersigned), from their properties, out of any collateral security or from any other source to payment hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose.

     5. The Undersigned will pay or reimburse Lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Lender in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings.
     This guaranty includes the additional provisions on page 2, all of which are made a part hereof.
     This guaranty is [X] unsecured; [ ] secured by a mortgage or security agreement dated _______________; [ ] secured by ______________________________.

     IN WITNESS WHEREOF, this guaranty has been duly executed by the Undersigned the day and year first above written.

                                  X  /s/ John Harold Barrett
                                  -------------------------------
                                  JOHN HAROLD BARRETT

                                  X  /s/ Jack Lee Barton
                                  -------------------------------
                                  JACK LEE BARTON

                                  X  /s/ Robert E. Burton
                                  -------------------------------
                                  ROBERT E. BURTON

                                  X  /s/ Michael S. Gautreaux
                                  -------------------------------
                                  MICHAEL S. GAUTREAUX

                                  X  /s/ Ronald Lewis Hill
                                  -------------------------------
                                  RONALD LEWIS HILL

                                  X  /s/ Henry D. Joiner
                                  -------------------------------
                                  HENRY D. JOINER

                                  X  /s/ Ted R. Ridlehuber
                                  -------------------------------
                                  TED R. RIDLEHUBER

                                  X  /s/ Thomas Wells Scott
                                  -------------------------------
                                  THOMAS WELLS SCOTT

                                  X  /s/ Tommy Edward Warner
                                  -------------------------------
                                  TOMMY EDWARD WARNER

                                  X  /s/ Claude Williams, Jr.
                                  -------------------------------
                                  CLAUDE WILLIAMS, JR.

                                  X /s/ William S. Huggins
                                  -------------------------------
                                  WILLIAM S. HUGGINS

                                  X /s/ Thomas Z. Lanier
                                  -------------------------------
                                  THOMAS Z. LANIER

                                  X /s/ Michael R. Carson
                                  -------------------------------
                                  MICHAEL R. CARSON

                             ADDITIONAL PROVISONS


6. Whether or not any existing relationship between the Undersigned and Borrower has been changed or ended and whether or not this guaranty has been revoked, Lender may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the Undersigned and without any notice to the Undersigned. The liability of the Undersigned shall not be affected or impaired by any of the following acts or things (which Lender is expressly authorized to do, omit or suffer from time to time , both before and after revocation of this guaranty, without notice to or approval by the Undersigned): (i) any acceptance of collateral security , guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver, adjustment, forbearance, compromise or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any release,, modification, substitution, discharge, impairment, deterioration, waste, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; (x) any election by the Lender under (S) 1111(b)(2) of the United States Bankruptcy Code.

7. The Undersigned waives any an all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Undersigned will not assert, plead or enforce against Lender any defense of waiver, release, statute of limitations, res judicata, statute of frauds, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against Lender to Borrower or any such other person, whether or not on account of a related transaction. The Undersigned expressly agrees that the Undersigned shall be and remain liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The undersigned shall remain obligated, to the fullest extent permitted by law, to pay such amounts as though the Borrower's obligations had not been discharged.

8. The Undersigned further agrees that the Undersigned shall be and remain obligated to pay Indebtedness even though any other person obligated to pay Indebtedness, including Borrower, has such obligation discharged in bankruptcy or otherwise discharged by law. "Indebtedness" shall include post-bankruptcy petition interest and attorneys' fees and any other amounts which Borrower is discharged from paying or which do not otherwise accrue to Indebtedness due to Borrower's discharge, and the Undersigned shall remain obligated to pay such amounts as though Borrower's obligations had not been discharged.

9. If any payment applied by Lender to Indebtedness is thereafter set aside, recovered, rescinded or require to re returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

10. The Undersigned waives any claim, remedy or other right which the Undersigned may now have or hereafter acquire against Borrower or any other person obligated to pay Indebtedness arising out of the creating or performance of the Undersigned's obligation under this guaranty, including, without limitation, any right of subrogation, contribution, reimbursement, indemnification, exoneration, and any right to participate in any claim or remedy the Undersigned may have against the Borrower, collateral, or other party obligated for Borrower's debts, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law.

11. The Undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. Lender shall not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, enforcing this guaranty.

12. The liability of the Undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the Undersigned to Lender as guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

13. This guaranty shall be enforceable against each person signing this guaranty, even if only one person signs and regardless of any failure of other persons to sign this guaranty. If there be more than one signer, all agreements and promises herein shall be construed to be, and are hereby declared to be, joint and several in each of every particular and shall be fully binding upon and enforceable against either, any or all the Undersigned. This guaranty shall be effective upon delivery to Lender, without further act, condition or acceptance by Lender, without further act, condition or acceptance by Lender, shall be binding upon the Undersigned and the heirs, representatives, successors and assigns of the Undersigned and shall be inure to the benefit of Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this guaranty are declared to be severable. Except as authorized by the terms herein, this guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Undersigned and Lender. This guaranty shall be governed by the laws o the State in which it is executed. The Undersigned waives notice of Lender's acceptance hereof.